EXHIBIT 99.1
Houston, Texas
November 10, 2014

FOR IMMEDIATE RELEASE - EARNINGS

ATWOOD OCEANICS, INC., announced today that the Company earned net income of $112.2 million or $1.72 per diluted share, on revenues of $323.4 million for the quarter ended September 30, 2014 compared to net income of $71.9 million or $1.11 per diluted share on revenues of $292.8 million for the quarter ended June 30, 2014 and compared to net income of $101.9 million or $1.57 per diluted share, on revenues of $292.7 million for the quarter ended September 30, 2013. For the twelve months ended September 30, 2014, the Company earned net income of $340.8 million or $5.24 per diluted share, on revenues of $1.17 billion compared to net income of $350.2 million or $5.32 per diluted share, on revenues of $1.06 billion for the twelve months ended September 30, 2013.

	For the Three Months Ended
		(Unaudited)
(In thousands, except per share amounts)	September 30, 2014	June 30, 2014	September 30, 2013
Revenues	$323,373	$292,777	$292,721
Income before Income Taxes	126,385	79,365	118,152
Provision for Income Taxes	(14,185)	(7,440)	(16,259)
Net Income	$112,200	$71,925	$101,893

Earnings per Common Share -
Basic	$1.74	$1.12	$1.59
Diluted	$1.72	$1.11	$1.57

	For the Twelve Months Ended
		(Unaudited)
(In thousands, except per share amounts)	September 30, 2014		September 30, 2013
Revenues	$1,173,953		$1,063,663
Income before Income Taxes	397,293		404,801
Provision for Income Taxes	(56,471)		(54,577)
Net Income	$340,822		$350,224

Earnings per Common Share -
Basic	$5.31		$5.38
Diluted	$5.24		$5.32

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Twelve Months Ended September 30,
(In thousands, except per share amounts)	2014	2013	2014	2013
REVENUES:
Contract drilling	$304,853	$279,318	$1,103,397	$1,017,923
Revenues related to reimbursable expenses	18,520	13,403	70,556	45,740
Total revenues	323,373	292,721	1,173,953	1,063,663

COSTS AND EXPENSES:
Contract drilling	117,413	112,186	506,128	426,198
Reimbursable expenses	15,130	9,387	56,225	32,727
Depreciation	39,982	31,098	147,358	117,510
General and administrative	13,773	12,634	61,461	56,786
(Gain)/loss on sale of equipment	(67)	1,039	(34,139)	971
Other, net	(49)	—	(1,864)	—
	186,182	166,344	735,169	634,192

OPERATING INCOME	$137,191	$126,377	$438,784	$429,471

OTHER INCOME (EXPENSE)
Interest expense, net of capitalized interest	(10,871)	(8,256)	(41,803)	(24,903)
Interest Income	65	31	312	233
	(10,806)	(8,225)	(41,491)	(24,670)

INCOME BEFORE INCOME TAXES	126,385	118,152	397,293	404,801
PROVISION FOR INCOME TAXES	14,185	16,259	56,471	54,577
NET INCOME	$112,200	$101,893	$340,822	$350,224

EARNINGS PER COMMON SHARE:
Basic	$1.74	$1.59	$5.31	$5.38
Diluted	$1.72	$1.57	$5.24	$5.32
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	64,352	64,024	64,240	65,073
Diluted	65,229	64,895	65,074	65,845

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED ANALYSIS OF REVENUES AND DRILLING COSTS

	REVENUES
	Three Months Ended			Twelve Months Ended
(In millions)	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Ultra-Deepwater	$137	$118	$89	$462	$335
Deepwater	92	70	109	333	415
Jackups	76	77	81	308	268
Reimbursable	18	28	14	71	46
	$323	$293	$293	$1,174	$1,064

	DRILLING COSTS
	Three Months Ended			Twelve Months Ended
(In millions)	September 30, 2014	June 30, 2014	September 30, 2013	September 30, 2014	September 30, 2013
Ultra-Deepwater	$42	$44	$32	$167	$127
Deepwater	43	52	41	201	168
Jackups	30	32	34	132	124
Reimbursable	15	23	9	56	33
Other	3	1	6	6	7
	$133	$152	$122	$562	$459

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)	September 30, 2014	September 30, 2013
ASSETS
Cash	$80,080	$88,770
Accounts receivable	242,684	199,689
Income tax receivable	6,260	4,672
Inventories of materials and supplies	132,368	121,833
Prepaid expenses, deferred costs and other current assets	36,415	38,796
Total current assets	497,807	453,760

Property and equipment, net	3,967,028	3,164,724

Other receivables	11,831	11,831
Deferred income taxes	589	—
Deferred costs and other assets	29,973	26,951
Total assets	$4,507,228	$3,657,266

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts payable	$94,315	$95,827
Accrued liabilities	19,158	17,653
Dividends payable	16,090	—
Short-term debt	11,885	8,071
Interest payable	8,099	7,945
Income tax payable	14,234	16,554
Deferred credits and other liabilities	3,596	10,822
Total current liabilities	167,377	156,872

Long-term debt	1,742,122	1,263,232
Deferred income taxes	783	485
Deferred credits	4,100	1,176
Other	37,322	28,130
Total long-term liabilities	1,784,327	1,293,023

Commitments and contingencies

Preferred stock, no par value, 1,000 shares authorized, none outstanding	—	—
Common stock, $1.00 par value, 180,000 shares authorized with 64,362 issued and outstanding at September 30, 2014 and 90,000 shares authorized with 64,057 issued and outstanding at September 30, 2013	64,362	64,057
Paid-in capital	201,464	183,390
Retained earnings	2,286,137	1,961,405
Accumulated other comprehensive income (loss)	3,561	(1,481)
Total shareholders' equity	2,555,524	2,207,371
Total liabilities and shareholders' equity	$4,507,228	$3,657,266

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	Twelve Months Ended September 30,
(In thousands)	2014	2013	2012
Cash flows from operating activities:
Net income	$340,822	$350,224	$272,171
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	147,358	117,510	70,599
Amortization	8,634	5,224	(712)
Provision for doubtful accounts and inventory obsolescence	2,826	5,582	765
Deferred income tax benefit	(1,270)	(816)	(989)
Share-based compensation expense	14,691	14,231	10,402
(Gain) loss on sale of assets	(34,139)	971	457
Change in assets and liabilities:
Accounts receivable	(43,965)	(36,330)	(80,013)
Income tax receivable	(1,588)	1,078	(119)
Inventories of materials and supplies	(17,220)	(43,254)	(23,395)
Prepaid expenses, deferred costs and other current assets	15,463	(712)	(6,386)
Deferred costs and other assets	(11,682)	(19,700)	(32,597)
Accounts payable	1,932	11,440	27,536
Accrued liabilities	1,647	1,430	(7,096)
Premium on Senior Notes	—	8,500
Income tax payable	(2,320)	5,863	1,250
Deferred credits and other liabilities	21,431	10,869	23,730
Net cash provided by operating activities	442,620	432,110	255,603

Cash flows from investing activities:
Capital expenditures	(975,731)	(745,223)	(785,083)
Proceeds from sale of assets	61,516	147	7,646
Net cash used in investing activities	(914,215)	(745,076)	(777,437)

Cash flows from financing activities:
Proceeds from issuance of long term debt	700,000	600,000	760,000
Principal payments on long-term debt	(220,000)	(175,000)	(450,000)
Repayments on short-term debt	(13,979)	2,923	(313)
Repurchase and retirement of common shares	—	(107,260)	—
Proceeds from exercise of stock options	3,688	9,224	5,546
Debt issuance costs paid	(6,804)	(6,022)	(10,530)
Net cash provided by financing activities	462,905	323,865	304,703
Net increase (decrease) in cash and cash equivalents	(8,690)	10,899	(217,131)
Cash at beginning of period	88,770	77,871	295,002
Cash at end of period	$80,080	$88,770	$77,871
Cash paid during the period for:
Domestic and foreign income taxes	$55,777	$49,105	$49,636
Interest, net of amounts capitalized	35,265	21,200	1,849
Non-cash activities:
Increase (decrease in accrued liabilities related to capital expenditures	(2,804)	795	(56,965)
Dividends Payable	16,090	—	—
Increase in short-term debt related to funding of insurance policies	17,793	—	—

Atwood Oceanics is a leading offshore drilling company engaged in the drilling and completion of exploration and development wells for the global oil and gas industry. The company currently owns 13 mobile offshore drilling units and is constructing three ultra-deepwater drillships. The company was founded in 1968 and is headquartered in Houston, Texas. Atwood Oceanics, Inc. common stock is traded on the New York Stock Exchange under the symbol "ATW."

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Contact: Mark L. Mey
(281) 749-7902